UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09575

Meehan Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

7250 Woodmont Avenue, Suite 315 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Thomas P. Meehan, President 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814
(Name and address of agent for service)

With a copy to:

Robert J. Zutz, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006

Registrant's telephone number, including area code:	(301) 543-8881

Date of fiscal year end:	October 31, 2017

Date of reporting period:	April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT April 30, 2017 (Unaudited)

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

The information in this report has not been audited.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 933-8413

MEEHAN FOCUS FUND LETTER TO SHAREHOLDERS	June 22, 2017

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2017 fiscal year through April 30, 2017 was 16.09%; the Fund’s net asset value (“NAV”) at April 30 was $22.46. The Fund’s returns over this six-month period beat the Standard and Poor’s 500 Total Return Index (“S&P 500”) but trailed the NASDAQ Composite Index (“NASDAQ”). Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ. The Fund’s results for the first six months of its 2017 fiscal year, for one year, five years, ten years, and from inception are shown below with comparable results for leading market indexes.

	First Six Months of 2017 Fiscal Year November 1, 2016 - April 30, 2017	One-Year Return May 1, 2016 - April 30, 2017	Annualized Return Five Years May 1, 2012 - April 30, 2017	Annualized Return Ten Years May 1, 2007 - April 30, 2017	Annualized Return from Inception December 10, 1999 - April 30, 2017
Meehan Focus Fund	16.09%	16.79%	9.28%	5.56%	5.48%
S&P 500 Total Return Index**	13.32%	17.92%	13.68%	7.15%	5.08%
NASDAQ**	17.24%	28.18%	16.14%	10.31%	4.03%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.02%.***

*

The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

**

The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

***	The total annual operating expenses are current as of the Fund’s most recent prospectus. More recent operating expense information can be found in the Financial Highlights section of this report.

The market rally that began last fall continued into the spring and carried the Fund to its best six- month performance in several years in both absolute terms and relative to its primary benchmark, the S&P 500. Investors, consumers, and businesses gained confidence in ongoing economic growth, due to improvement in corporate earnings and anticipated policy actions by the federal government.

In the first few months after the election shares of banks and construction companies led the market, based on expectations that banks would benefit from looser capital requirements and rising interest rates and construction company revenues would rise on increased infrastructure spending. More recently, investors have become warier of the timing and magnitude of the policy changes that will actually be enacted under the Trump administration and have shifted their focus to those companies that appear to be benefitting already from economic expansion.

The U.S. Federal Reserve (Fed) has raised rates twice this year, and Fed officials have said they expect to raise rates at least one more time this year. The Fed has also indicated that it will begin reducing the inventory of bonds it acquired as part of its effort to stimulate the economy after the financial crisis. As the Fed continues unwinding its support, investors will increasingly price securities based on economic and corporate fundamentals, an approach we believe will benefit the types of stocks held by the Fund.

First quarter earnings for the S&P 500 were strong, rising roughly 15% versus the first quarter of 2016, the largest increase since 2011. In another encouraging sign, first quarter revenue for S&P 500 companies rose more than 7%, again the highest since 2011, an indication that companies are relying less on cost cutting to increase earnings. Rising earnings and revenues will be important for stock prices going forward, as the market currently trades at a multiple of earnings that is above its historical average.

Foreign markets have also rallied amid a broad-based global economic expansion, optimism about the potential for higher corporate earnings, and generally low inflation and interest rates. Recent election results from Europe, most notably in France, suggest that the wave of anti-immigrant economic nationalism in Europe may be ebbing, a positive for the markets.

Looking ahead, we believe the backdrop for market performance is currently favorable in many respects. Economic growth is steady in most regions of the world, and we believe various indicators point to ongoing expansion. In the United States consumer confidence remains high, businesses are optimistic about their prospects, and unemployment is below 5%. There are, as always, threats to the market’s positive momentum. In the United States these include ongoing investigations into the Trump administration, the potential for the Trump administration to pursue protectionist trade policies, the possibility of the Fed tightening monetary policy too quickly and causing economic growth to stall, and a chance of another sustained decline in energy prices. More broadly, geopolitical concerns, including terrorism, also have the potential to derail the markets.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2017. The Fund held 33 stocks, and approximately 86% of the Fund’s assets were invested in 25 holdings. The top 10 holdings, which represented nearly 49% of the Fund’s portfolio on April 30, 2017, were as follows:

Company		% of Fund
1.	Lowe’s Companies, Inc.	7.0
2.	Microsoft Corporation	6.3
3.	Berkshire Hathaway, Inc. - Class B	6.2
4.	Alphabet, Inc. (Classes A & C)	5.5
5.	Apple, Inc.	5.4
6.	PNC Financial Services Group Inc. (The)	5.0
7.	United Rentals, Inc.	3.6
8.	Affiliated Managers Group, Inc.	3.5
9.	iShares® MSCI Eurozone ETF	3.2
10.	Johnson Controls International plc.	3.1
		48.8

As of April 30, 2017, all of the Fund’s top ten holdings showed gains since the Fund purchased them. The Fund’s largest overall dollar gains are in long-term Fund holdings Lowe’s Companies, Inc. (Lowe’s), Berkshire Hathaway Inc., and Microsoft Corporation.

The Fund’s performance over the past six months was boosted by solid gains from Lowe’s, Apple Inc., United Rentals Inc., and PNC Financial Services Group Inc., among others. Partially offsetting these positive performances, however, were subpar returns from Express Scripts Holding Company (Express Scripts), Chicago Bridge and Iron Company N.V. (CB&I), and Gilead Sciences, Inc. (Gilead).

Shares of Express Scripts, the largest U.S. pharmacy benefits manager (PBM), have been hurt by the likely loss of its largest customer in 2019, rising concerns about high drug costs, and the uncertainty surrounding healthcare legislation. Despite the stock’s recent struggles, in our view Express Scripts has important points in its favor. First, we believe it should continue to benefit from the scale advantages of being the largest PBM, which include cost efficiencies and purchasing power. And second, we believe significant trends, including the increasing use of higher margin generic drugs and an aging population with increasing drug needs, create opportunities for Express Scripts to grow its business. At a forward price/earnings ratio of roughly 9.2, Express Scripts trades at a substantial discount to the overall market, and we believe it has the potential to narrow that discount.

International engineering and construction company CB&I has been hit in recent months by the downturn in the energy sector, one of its biggest customers, and disappointing earnings and guidance offered by management with its first quarter earnings release. As a result we have lost confidence in the likelihood of a revenue and earnings rebound and sold the Fund’s position in CB&I at a loss in June.

Biopharmaceutical company Gilead has continued to struggle to generate growth in 2017 in the face of increasing competition, pricing pressure, and slowing sales for its flagship products. We decided to sell the Fund’s position in Gilead earlier this year, due in part to our disappointment in its performance and prospects and in part to offset gains on other sales from the Fund’s portfolio.

Overall, changes to the Fund’s portfolio over the past six months were modest. In addition to the sale of Gilead, we sold roughly half of the Fund’s position in long-term holdings General Electric Company and Nestle S.A. ADR at substantial gains due to concerns about their future growth potential. We also sold the Fund’s small position in Emerson Electric Company at a gain. Proceeds from these sales were used to add to existing Fund positions, including Affiliated Managers Group Inc. and First Data Corp.

Sources for text: Morningstar, S&P, Argus, Value Line, company reports, Edgemoor Investment Advisors estimates.

At the Fund’s Annual Board meeting on December 16, 2016 the Fund’s Board of Directors approved, subject to shareholder approval, a Plan of Reorganization and Termination (Plan). Under the Plan the Fund will be reorganized into a series of the Ultimus Managers Trust. The Fund’s name and management will remain unchanged and the total expense ratio will also remain unchanged. In addition, shareholder account numbers will not change. We believe Fund shareholders will benefit from the greater administrative resources and operational expertise available to the Fund as part of the Ultimus Managers Trust. We, as portfolio managers of the Fund, will have more time available to manage the Fund’s portfolio, and we look forward to joining the Ultimus Managers Trust.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success. You can check the Fund’s NAV online at any time by typing in the Fund’s ticker symbol (MEFOX) into most stock quotation services. Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan

R. Jordan Smyth Jr.
Portfolio Managers, Meehan Focus Fund

An investment in the Fund entails risk, including possible loss of principal. The Fund is non-diversified, which means that it invests a high percentage of its assets in a limited number of securities. A change in the value of a single Fund holding could have a greater impact on the Fund than on a diversified fund. Non-diversified funds may have more volatile returns and share prices. Securities of small to mid-capitalization companies may be more volatile and less liquid.

MEEHAN FOCUS FUND
PERFORMANCE INFORMATION
April 30, 2017 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the
Meehan Focus Fund vs. the S&P 500 Total Return Index and
the NASDAQ Composite Index*

Average Annual Total Returns (For Periods Ended April 30, 2017)
	1 Year	5 Years	10 Years
Meehan Focus Fund	16.79%	9.28%	5.56%
S&P 500 Total Return Index	17.92%	13.68%	7.15%
NASDAQ Composite Index	28.18%	16.14%	10.31%

*

The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s most recent prospectus, the Fund’s total annual operating expenses are 1.02%.

MEEHAN FOCUS FUND
PORTFOLIO INFORMATION
April 30, 2017 (Unaudited)

Sector Diversification (% of Net Assets)

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS April 30, 2017 (Unaudited)
COMMON STOCKS — 92.2%	Shares	Value
Consumer Discretionary — 22.0%
Auto Components — 0.5%
Adient plc	4,429	$325,797

Automobiles — 2.9%
General Motors Company	50,000	1,732,000

Internet & Direct Marketing Retail — 2.2%
Priceline Group, Inc. (The) (a)	700	1,292,774

Media — 5.1%
Time Warner, Inc.	16,000	1,588,320
Walt Disney Company (The)	13,000	1,502,800
		3,091,120
Specialty Retail — 11.3%
Foot Locker, Inc.	20,000	1,546,800
Lowe's Companies, Inc.	50,000	4,244,000
Williams-Sonoma, Inc.	19,000	1,026,950
		6,817,750
Consumer Staples — 1.0%
Food Products — 1.0%
Nestlé S.A. - ADR	7,500	577,493

Financials — 18.3%
Banks — 5.0%
PNC Financial Services Group, Inc. (The)	25,000	2,993,750

Capital Markets — 5.1%
Affiliated Managers Group, Inc.	12,800	2,119,552
BlackRock, Inc.	2,500	961,425
		3,080,977
Consumer Finance — 2.0%
Capital One Financial Corporation	5,000	401,900
First Data Corporation - Class A (a)	52,000	812,240
		1,214,140
Diversified Financial Services — 6.2%
Berkshire Hathaway, Inc. - Class B (a)	22,700	3,750,267

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.2% (Continued)	Shares	Value
Health Care — 12.3%
Health Care Providers & Services — 5.5%
Anthem, Inc.	10,000	$1,778,900
Express Scripts Holdings Company (a)	25,000	1,533,500
		3,312,400
Pharmaceuticals — 6.8%
Johnson & Johnson	7,000	864,290
Merck & Company, Inc.	25,000	1,558,250
Novartis AG - ADR	22,000	1,694,660
		4,117,200
Industrials — 19.3%
Aerospace & Defense — 2.2%
Boeing Company (The)	7,250	1,340,018

Air Freight & Logistics — 1.6%
United Parcel Service, Inc. - Class B	9,000	967,140

Airlines — 2.3%
Southwest Airlines Company	25,000	1,405,500

Building Products — 3.1%
Johnson Controls International plc	44,292	1,841,218

Construction & Engineering — 1.8%
Chicago Bridge & Iron Company N.V.	35,000	1,052,800

Industrial Conglomerates — 4.7%
3M Company	8,000	1,566,640
General Electric Company	43,000	1,246,570
		2,813,210
Trading Companies & Distributors — 3.6%
United Rentals, Inc. (a)	20,000	2,193,200

Information Technology — 17.2%
Internet Software & Services — 5.5%
Alphabet, Inc. - Class A (a)	1,600	1,479,232
Alphabet, Inc. - Class C (a)	2,003	1,814,638
		3,293,870
Software — 6.3%
Microsoft Corporation	55,000	3,765,300

MEEHAN FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.2% (Continued)	Shares	Value
Information Technology — 17.2% (Continued)
Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	22,800	$3,275,220

Materials — 2.1%
Chemicals — 2.1%
Eastman Chemical Company	16,000	1,276,000

Total Common Stocks — 92.2% (Cost $32,609,243)		$55,529,144

EXCHANGE-TRADED FUNDS — 3.2%	Shares	Value
iShares® MSCI Eurozone ETF (Cost $1,731,344)	50,000	$1,962,000

MONEY MARKET FUNDS — 3.9%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 0.67% (b) (Cost $2,331,009)	2,331,009	$2,331,009

Total Investments at Value — 99.3% (Cost $36,671,596)		$59,822,153

Other Assets in Excess of Liabilities — 0.7%		399,258

Net Assets — 100.0%		$60,221,411

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of April 30, 2017.
ADR - American Depositary Receipt
See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$36,671,596
At value (Note 2)	$59,822,153
Receivable for securities sold	385,023
Dividends receivable	63,980
Other assets	4
TOTAL ASSETS	60,271,160

LIABILITIES
Payable to Adviser (Note 4)	48,849
Payable for capital shares redeemed	900
TOTAL LIABILITIES	49,749

NET ASSETS	$60,221,411

NET ASSETS CONSIST OF:
Common stock (100,000,000 shares of $0.0001 par value authorized)	$268
Additional paid-in capital	36,444,314
Accumulated net investment income	142,871
Accumulated net realized gains on investments	483,401
Net unrealized appreciation on investments	23,150,557
NET ASSETS	$60,221,411

Shares of beneficial interest outstanding	2,680,824

Net asset value, offering price and redemption price per share (a) (Note 2)	$22.46

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.
See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 (Unaudited)
INVESTMENT INCOME
Interest	$45
Dividends (net of foreign withholding taxes of $14,023)	533,041
TOTAL INVESTMENT INCOME	533,086

EXPENSES
Investment advisory fees (Note 4)	228,856
Service fees (Note 4)	57,184
TOTAL EXPENSES	286,040

NET INVESTMENT INCOME	247,046

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	483,620
Net change in unrealized appreciation (depreciation) on investments	7,691,277
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,174,897

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,421,943

See accompanying notes to financial statements.

MEEHAN FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
FROM OPERATIONS
Net investment income	$247,046	$764,245
Net realized gains from security transactions	483,620	945,358
Long-term capital gain distributions from regulated investment companies	—	73,432
Net change in unrealized appreciation (depreciation) on investments	7,691,277	(4,548,537)
Net increase (decrease) in net assets from operations	8,421,943	(2,765,502)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(169,399)	(739,282)
From net realized gains from security transactions	(39,732)	(916,911)
Decrease in net assets from distributions	(209,131)	(1,656,193)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	590,436	1,433,998
Net asset value of shares issued in reinvestment of distributions to shareholders	207,767	1,649,518
Payments for shares redeemed	(1,443,306)	(2,720,384)
Net increase (decrease) in net assets from capital share transactions	(645,103)	363,132

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,567,709	(4,058,563)

NET ASSETS
Beginning of period	52,653,702	56,712,265
End of period	$60,221,411	$52,653,702

ACCUMULATED NET INVESTMENT INCOME	$142,871	$65,224

CAPITAL SHARE ACTIVITY
Shares sold	27,757	71,646
Shares reinvested	9,941	84,588
Shares redeemed	(68,254)	(136,670)
Net increase (decrease) in shares outstanding	(30,556)	19,564
Shares outstanding at beginning of period	2,711,380	2,691,816
Shares outstanding at end of period	2,680,824	2,711,380

See accompanying notes to financial statements.

MEEHAN FOCUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012
Net asset value at beginning of period	$19.42		$21.07	$21.43	$20.42	$16.41	$15.51

Income (loss) from investment operations:
Net investment income	0.09		0.28	0.17	0.18	0.21	0.23
Net realized and unrealized gains (losses) on investments	3.02		(1.30)	(0.26)	1.96	4.52	1.39
Total from investment operations	3.11		(1.02)	(0.09)	2.14	4.73	1.62

Less distributions:
From net investment income	(0.06)		(0.28)	(0.18)	(0.19)	(0.22)	(0.23)
From net realized gains from security transactions	(0.01)		(0.35)	(0.09)	(0.94)	(0.50)	(0.49)
Total distributions	(0.07)		(0.63)	(0.27)	(1.13)	(0.72)	(0.72)

Net asset value at end of period	$22.46		$19.42	$21.07	$21.43	$20.42	$16.41

Total return (a)	16.09	%(b)	(4.86%)	(0.43%)	10.50%	29.01%	10.47%

Net assets at end of period (000's)	$60,221		$52,654	$56,712	$57,179	$51,006	$40,401

Ratios/supplementary data:
Ratio of expenses to average net assets (c)	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.01%

Ratio of net investment income to average net assets	0.86	%(d)	1.44%	0.81%	0.89%	1.17%	1.39%

Portfolio turnover rate	6	%(b)	44%	23%	23%	17%	23%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	Not annualized.
(c)	This ratio excludes the impact of expenses of the registered investment companies and exchange-traded funds in which the Fund may invest.
(d)	Annualized.
See accompanying notes to financial statements.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2017 (Unaudited)

1. Organization

The Meehan Focus Fund (the “Fund”) is a series of Meehan Mutual Funds, Inc. (the “Company”), which is incorporated under the laws of the state of Maryland and is registered as a no-load, open-end, non-diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the amendments by the August 1, 2017 compliance date.

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors (the “Board”). Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$55,529,144	$—	$—	$55,529,144
Exchange-Traded Funds	1,962,000	—	—	1,962,000
Money Market Funds	2,331,009	—	—	2,331,009
Total	$59,822,153	$—	$—	$59,822,153

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of April 30, 2017, the Fund did not have any transfers into or out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of April 30, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the periods ended April 30, 2017 and October 31, 2016.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the periods ended April 30, 2017 and October 31, 2016 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
April 30, 2017	$169,399	$39,732	$209,131
October 31, 2016	$739,282	$916,911	$1,656,193

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of April 30, 2017:

Tax cost of portfolio investments	$36,671,596
Gross unrealized appreciation	$23,275,712
Gross unrealized depreciation	(125,155)
Net unrealized appreciation	23,150,557
Accumulated ordinary income	142,871
Other net gains	483,401
Accumulated earnings	$23,776,829

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (October 31, 2013 through October 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended April 30, 2017, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $3,280,405 and $5,871,631, respectively.

4. Transactions with Related Parties

Certain Directors and officers of the Company are directors and officers of Edgemoor Investment Advisors, Inc. (the “Advisor”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Advisor pursuant to the terms of an Investment Advisory Agreement. For these services, the Fund pays the Advisor an advisory fee, computed daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and payable monthly, at the annual rate of 0.20% of the Fund’s average daily net assets.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund, if any, are distribution fees, interest on indebtedness, incurred by the Fund, brokerage fees, taxes, acquired fund fees and expenses, legal fees relating to Fund litigation, other professional fees, and extraordinary expenses.

OTHER SERVICE PROVIDERS

Effective November 8, 2016, Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Advisor (not the Fund) pays Ultimus fees in accordance with the agreements for such services. Prior to November 8, 2016, Integrity Fund Services, LLC provided such services to the Fund.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Effective November 8, 2016, pursuant to the terms of a Distribution Agreement with the Company, the Distributor serves as the Fund’s principal underwriter. The Advisor (not the Fund) pays the Distributor fees for such services. Prior to November 8, 2016, Integrity Fund Distributors, LLC served as the Fund’s principal underwriter.

PLAN OF DISTRIBUTION

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund may pay a fee of up to 0.35% per annum of the Fund’s average daily net assets to the Advisor and others to compensate them for certain expenses incurred in the distribution of the Fund’s shares and the servicing or maintaining of existing Fund shareholder accounts. The Board of Directors has not yet authorized the payment of any fees under the Plan.

5. Contingencies and Commitments

The Fund indemnifies the Company’s officers and Directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

6. Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7. Foreign Securities

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as reflected in the following paragraph:

On December 16, 2016, the Board of Directors of the Company approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”). Under the Reorganization Plan, the Fund, which is currently a series of the Company, would be reorganized into Meehan Focus Fund, a newly established series of the Ultimus Managers Trust. The Reorganization Plan is subject to approval by shareholders of the Fund.

MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (November 1, 2016) and held until the end of the period (April 30, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,160.90	$5.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MEEHAN FOCUS FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MEEHAN FOCUS FUND
RENEWAL OF THE ADVISORY AGREEMENT
(Unaudited)

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on December 16, 2016. As part of the renewal process, legal counsel to the Fund and the Independent Directors sent an information request letter to the Adviser seeking certain relevant information. The Adviser’s responses were provided to the Directors for their review prior to their meeting. The Board was provided with the opportunity to request any additional materials. In addition to the information provided specifically in connection with the annual review process, the Board also took into account information provided throughout the year at regular Board meetings. Provided below is a summary of certain of the factors the Board considered at the December meeting concerning the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided. The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund. The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund. The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board. The Board noted the Adviser’s commitment to the Fund through substantial personal investments by the executive officers of the Adviser in the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses. The Board considered the investment performance of the Fund compared to its benchmark index for the one-year, three-year, five-year and since-inception periods ended October 31, 2016. The Board noted that although the Fund trailed its benchmark index over the one-, three- and five-year periods, it has outperformed the index for the since-inception period. The Board also noted that Morningstar statistics show the Fund trailed its “Large Cap Blend” category over the one-, three- five- and ten-year periods. The Board also considered the Fund’s performance during the period from November 1, 2016 to December 15, 2016, during which it outperformed its benchmark index. The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser. For the twelve-month period from November 1, 2015 through October 31, 2016, the Fund trailed this composite. In this connection, the Board considered the Adviser’s explanation that, while similar, the separately

MEEHAN FOCUS FUND
RENEWAL OF THE ADVISORY AGREEMENT
(Unaudited) (Continued)

managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including differing portfolio composition in connection with certain client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser. The Board noted that the Fund’s advisory fee rate and net annual operating expense ratio are each lower than the average advisory fee rate and expense ratio, respectively, charged by comparable funds.

Costs of Services Provided to the Fund and Profits Realized. The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement. The Board noted that the Adviser may earn a profit under the Agreement, but that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement. In addition, the Board considered the Adviser’s explanation that after reducing those same fees by 5 basis points effective December 1, 2011, the Adviser expects it will take a number of years before the Fund grows sufficiently large that the current fee charged will cover the actual expenses of providing these other services. In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale. The Board considered the Fund’s ability to achieve economies of scale. In this regard, the Board considered the Adviser’s expectation that it does not currently anticipate that Fund assets will grow to a point within the near future that will allow the Adviser to benefit from and share economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time, but would continue to monitor for economies of scale.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the Agreement.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)   Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 27, 2016.

(b)   There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meehan Mutual Funds, Inc.

By (Signature and Title)*		/s/ Thomas P. Meehan
Thomas P. Meehan, President

Date	June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas P. Meehan
Thomas P. Meehan, Principal Executive Officer

Date	June 30, 2017

By (Signature and Title)*		/s/ Paul P. Meehan
Paul P. Meehan, Principal Financial Officer

Date	June 30, 2017

*	Print the name and title of each signing officer under his or her signature.